*** INDICATED CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

PURCHASE AGREEMENT NUMBER PA-03757

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Relating to Boeing Model 737-800 Aircraft

XIA-PA-03757-EXA		PA Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description	3
Article 2.	Delivery Schedule	3
Article 3.	Price	3
Article 4.	Payment	3
Article 5.	Additional Terms	4

TABLE
1.	Aircraft Information Table	1

EXHIBIT
A.	Aircraft Configuration	2
B.	Aircraft Delivery Requirements and Responsibilities	2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	1
BFE1.	BFE Variables	1
CS1.	Customer Support Variables	1
EE1.	Engine Warranty and Patent Indemnity	1
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1207432	LA-Aircraft Model Substitution
LA-1207433	LA-Payment Matters
LA-1207434	LA-Special Escalation Program
LA-1207435	LA-Government Approval Matters
LA-1207436	LA-Liquidated Damages Non-Excusable Delay
LA-1207437	LA-Performance Guarantees
LA-1207438	LA-Significant Improvement-737NG
LA-1207439	LA-Spare Parts Initial Provisioning
LA-1207440	LA-Special Matters
LA-1207452	LA-Clarification and Understanding
LA-1207453	LA-Volume Agreement
LA-1207481	LA-Boeing Purchase of BFE
LA-1207482	LA-Loading of Customer Software
LA-1207483	LA-Promotional Support Follow On Aircraft
LA-1207484	LA-Seller Purchased Equipment
LA-1208905	LA-Purchase Rights
LA-1208937	LA-Open Configuration Matters	1

XIA-PA-03757-EXA		PA Page 2
BOEING PROPRIETARY

Purchase Agreement No. PA-03757

between

The Boeing Company

and

Xiamen Airlines

This Purchase Agreement No. PA-03757 between The Boeing Company, a Delaware corporation, (Boeing) and Xiamen Airlines, a China corporation, (Customer) relating to the purchase and sale of Model 737-800 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of November 10, 2003 between the parties, identified as AGTA/XIA (AGTA).

1.          Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-85C aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.          Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.          Price.

3.1      Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2      Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.          Payment.

4.1      Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2      The standard advance payment schedule for the Model 737-85C aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of one percent (1%), less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3        For any Aircraft whose scheduled month of delivery is less than twenty four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

XIA-PA-03757-EXA		PA Page 3
BOEING PROPRIETARY

4.4           Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.          Additional Terms.

5.1           Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2           Escalation Adjustment/Airframe and Optional Features.      Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3           Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4           Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5           Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6           Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7           Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

XIA-PA-03757-EXA		PA Page 4
BOEING PROPRIETARY

5.8           Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price arid other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

August 8, 2012
Date

THE BOEING COMPANY	XIAMEN AIRLINES

/s/ Millie Edmonds	/s/ Che Shang Lun
Signature	Signature

Millie Edmonds
Printed name	Printed name

Attorney-in-Fact
Title	Title

XIA-PA-03757-EXA		PA Page 5
BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-03757

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	171500 pounds	Detail Specification:	D019A001XIA38P-3 (8/24/2011)

Engine Model/Thrust:	CFM56-7B24	24000 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-W Afm

Airframe Price:		$76,893,000	Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:		***

Sub-Total of Airframe and Features:		***	Airframe Escalation Data:

Engine Price (Per Aircraft):		$0	Base Year Index (ECI):	114.3

Aircraft Basic Price (Excluding BFE/SPE):		***	Base Year Index (ICI):	186.9

Buyer Furnished Equipment (BFE) Estimate:		$0

Seller Purchased Equipment (SPE) Estimate:		***

Deposit per Aircraft:		***

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
Mar-2016	1	1.183	***
Apr-2016	2	1.1854
May-2016	1	1.186
Jun-2016	2	1.1877
Jul-2016	2	1.1907
Aug-2016	2	1.1948
Dec-2016	1	1.204
Jan-2017	2	1.2083
Mar-2017	2	1.2173

XIA-PA-03757 60496-1F.TXT		Page 1
BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-03757

Aircraft Delivery, Description, Price and Advance Payments

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	1%	4%	5%	30%
Apr-2017	2	1.2194
May-2017	3	1.2193
Jun-2017	3	1.221
Jul-2017	2	1.2238
Aug-2017	2	1.2279
Jan-2018	2	1.2416
Mar-2018	1	1.2518
Apr-2018	1	1.254
May-2018	2	1.2541
Jun-2018	1	1.2553
Jul-2018	1	1.2584
Jan-2019	1	1.2748
Mar-2019	1	1.2843
Apr-2019	1	1.2867
May-2019	1	1.2868
Jun-2019	1	1.2882

 Total:    40

XIA-PA-03757 60496-1F.TXT		Page 2
BOEING PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit A to Purchase Agreement Number PA-03757

XIA-PA-03757-EXA		EXA Page 1
BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

Dated           ________________________________

relating to

BOEING MODEL 737-800 AIRCRAFT

The Detail Specification is Boeing document number D019A001XIA38P, revision 3, dated as of August 24, 2011. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Customer’s existing Boeing detail specification as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

XIA-PA-03757-EXA		EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Exhibit B to Purchase Agreement Number PA-03757

XIA-PA-03757-EXB		EXB Page 1
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-800 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.          GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1           Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2           Certificate of Sanitary Construction.

1.2.1      U.S.      Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2      Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3           Customs Documentation.

1.3.1   Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

XIA-PA-03757-EXB		EXB Page 2
BOEING PROPRIETARY

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.          Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.          NOTICE OF FLYAWAY CONFIGURATION.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:

(i)          the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)         the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)        any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;

(iv)        a complete list of names and citizenship of each crew member and non- revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

XIA-PA-03757-EXB		EXB Page 3
BOEING PROPRIETARY

4.          DELIVERY ACTIONS BY BOEING.

4.1      Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

4.2      Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3      Schedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4      Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided

737	***

4.5      Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6      Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing sales subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing's sales subsidiary to Customer.

4.7      Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing's Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.          DELIVERY ACTIONS BY CUSTOMER.

5.1      Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2      Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3      Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4      TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

XIA-PA-03757-EXB		EXB Page 4
BOEING PROPRIETARY

5.5      Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

XIA-PA-03757-EXB		EXB Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03757

XIA-PA-03757-AE1		AE1 Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-800 AIRCRAFT

1.          Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P+B)(L + M) - P

Where:

Pa = Airframe Price Adjustment. (For Models 737-600, 737-700, 737-800, 737-900, 737- 900ER, 747-8, 777-200LR, 777-F, and 777-300ER the Airframe Price includes the Engine Price at its basic thrust level.)

P = Airframe Price plus the price of the Optional Features (as set forth in Table 1 of this Purchase Agreement).

L = .65 x              (ECI

ECIb )

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Aircraft Manufacturing - Wages and Salaries (BLS Series ID CIU2023211000000I), calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

M = .35 x            (ICI

ICIb )

Where:

ICIb is the base year index (as set forth in Table 1 of this Purchase Agreement); and

XIA-PA-03757-AE1		AE1 Page 2
BOEING PROPRIETARY

ICI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Producer Price Index - Industrial Commodities Index (BLS Series ID WPU03THRU15), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

B = 0.005 x (N/12) x (P)

Where:

N is the number of calendar months which have elapsed from the Airframe Price base year and month up to and including the month of delivery, both as shown in Table 1 of the Purchase Agreement. The entire calculation of 0.005 X (N/12) will be rounded to 4 places, and the final value of B will be rounded to the nearest dollar.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and ICI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)         .65 is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

(iii)        .35 is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

(iv)	The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)         The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.          Values to be Utilized in the Event of Unavailability.

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

XIA-PA-03757-AE1		AE1 Page 3
BOEING PROPRIETARY

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and ICI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

XIA-PA-03757-AE1		AE1 Page 4
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03757

XIA-PA-03757-BFE1		BFE1 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.          Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	March 2, 2015

Galley Inserts	March 2, 2015

Seats (passenger)	January 2, 2015

Overhead & Audio System	May 1, 2015

In-Seat Video System	January 2, 2015

Miscellaneous Emergency Equipment	March 2, 2015

Cargo Handling Systems*
(Single Aisle Programs only)	May 1, 2015

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before ten (10) calendar days after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

2.          On-dock Dates and Other Information.

On or before June 2015, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth in table below:

XIA-PA-03757-BFE1		BFE1 Page 2
BOEING PROPRIETARY

For planning purposes, preliminary BFE on-dock dates:
Scheduled Month of Delivery:	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous / Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes

Mar-2016	1/21/2016	1/14/2016	11/5/2016	1/14/2016	1/14/2016	1/14/2016	9/29/2015	12/17/2015	8/16/2015	12/3/2015
(2) Apr-2016	2/19/2016	2/12/2016	12/11/2015	2/12/2016	2/12/2016	2/12/2016	10/28/2015	12/4/2015	8/4/2015	1/12/2016
May-2016	3/23/2016	3/16/2016	1/22/2016	3/16/2016	3/16/2016	3/16/2016	12/2/2015	3/2/2016	11/2/2015	2/16/2016
(2) Jun-2016	4/21/2016	4/14/2016	2/22/2016	4/14/2016	4/14/2016	4/14/2016	1/11/2016	3/31/2016	12/1/2015	3/14/2016
(2) Jul-2016	5/20/2016	5/13/2016	3/21/2016	5/13/2016	5/13/2016	5/13/2016	2/9/2016	4/29/2016	12/23/2015	4/13/2016
(2) Aug-2016	6/22/2016	6/15/2016	4/22/2016	6/15/2016	6/15/2016	6/15/2016	3/10/2016	6/1/2016	2/1/2016	5/13/2016
Dec-2016	10/21/2016	10/14/2016	8/22/2016	10/14/2016	10/14/2016	10/14/2016	7/11/2016	9/30/2016	6/1/2016	9/14/2016
(2) Jan-2017	11/18/2016	11/11/2016	9/16/2016	11/11/2016	11/11/2016	11/11/2016	8/8/2016	10/28/2016	6/30/2016	10/11/2016
(2) Mar-2017	1/23/2017	1/16/2017	11/21/2016	1/16/2017	1/16/2017	1/16/2017	9/28/2016	12/19/2016	8/19/2016	12/5/2016
(2) Apr-2017	2/20/2017	2/13/2017	12/12/2016	2/13/2017	2/13/2017	2/13/2017	10/27/2016	1/30/2017	9/30/2016	1/13/2017
(3) May-2017	3/23/2017	3/16/2017	1/23/2017	3/16/2017	3/16/2017	3/16/2017	12/1/2016	3/2/2017	10/28/2016	2/16/2017
(3) Jun-2017	4/20/2017	4/13/2017	2/20/2017	4/13/2017	4/13/2017	4/13/2017	1/9/2017	3/30/2017	11/23/2016	3/13/2017
(2) Jul- 2017	5/22/2017	5/15/2017	3/22/2017	5/15/2017	5/15/2017	5/15/2017	2/8/2017	5/1/2017	1/3/2017	4/14/2017
(2) Aug-2017	6/22/2017	6/15/2017	4/21/2017	6/15/2017	6/15/2017	6/15/2017	3/10/2017	6/1/2017	2/1/2017	5/15/2017
(2) Jan-2018	11/20/2017	11/13/2017	9/20/2017	11/13/2017	11/13/2017	11/13/2017	8/8/2017	10/30/2017	6/30/2017	10/13/2017
Mar-2018	1/23/2018	1/16/2018	11/21/2017	1/16/2018	1/16/2018	1/16/2018	9/29/2017	1/2/2018	8/30/2017	12/12/2017
Apr-2018	2/20/2018	2/13/2018	12/19/2017	2/13/2018	2/13/2018	2/13/2018	10/27/2017	1/30/2018	9/29/2017	1/12/2018
(2) May-2018	3/22/2018	3/15/2018	1/22/2018	3/15/2018	3/15/2018	3/15/2018	11/30/2017	3/1/2018	11/1/2017	2/15/2018
Jun-2018	4/20/2018	4/13/2018	2/20/2018	4/13/2018	4/13/2018	4/13/2018	1/9/2018	3/30/2018	11/22/2017	3/13/2018
Jul-2018	5/22/2018	5/15/2018	3/22/2018	5/15/2018	5/15/2018	5/15/2018	2/8/2018	5/1/2018	1/2/2018	4/13/2018
Jan-2019	11/20/2018	11/13/2018	9/20/2018	11/13/2018	11/13/2018	11/13/2018	8/8/2018	10/30/2018	6/29/2018	10/12/2018
Mar-2019	1/23/2019	1/16/2019	11/16/2018	1/16/2019	1/16/2019	1/16/2019	10/1/2018	1/2/2019	8/27/2018	12/12/2018
Apr-2019	2/20/2019	2/13/2019	12/13/2018	2/13/2019	2/13/2019	2/13/2019	10/29/2018	1/30/2019	9/22/2018	1/11/2019
May-2019	3/21/2019	3/14/2019	1/21/2019	3/14/2019	3/14/2019	3/14/2019	11/29/2018	2/28/2019	10/19/2018	2/14/2019
Jun-2019	4/22/2019	4/15/2019	2/22/2019	4/15/2019	4/15/2019	4/15/2019	1/9/2019	4/1/2019	11/26/2018	3/15/2019

XIA-PA-03757-BFE1		BFE1 Page 3
BOEING PROPRIETARY

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

XIA-PA-03757-BFE1		BFE1 Page 4
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit CS1

to Purchase Agreement Number PA-03757

XIA-PA-03757-CS1		CS1 Page 1
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1	Mechanical/Power Plant Course; ***;

1.2	Electrical Systems Course; ***;

1.3	Avionics Systems Course; ***;

1.4	Aircraft Rigging Course; ***;

1.5	Advanced Composite Repair Course; ***.

1.6          Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer's own training program.

2.	Flight Training.

2.1          Boeing will provide one classroom course to acquaint up to *** with operational, systems and performance differences between Customer's newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2          Training materials will be provided to each student. In addition, one set of training materials as used in Boeing's training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer's own training program.

3.	Planning Assistance.

3.1           Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1      Maintenance Planning Assistance. Upon request, Boeing will provide *** on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

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BOEING PROPRIETARY

3.1.2    ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide *** on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3    GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4    Maintenance Engineering Evaluation. Upon request, Boeing will provide *** on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2	Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer's support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer's personnel at Boeing's facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing's facilities where technical data and personnel are available.

4.	Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1	Flight Operations.

Airplane Flight Manual
Operations Manual
Quick Reference Handbook
Weight and Balance Manual
Dispatch Deviation Procedures Guide
Flight Crew Training Manual
Performance Engineer's Manual
Fault Reporting Manual
FMC Supplemental Data Document
Operational Performance Software
ETOPS Guide Vol. III

XIA-PA-03757-CS1		CS1 Page 3
BOEING PROPRIETARY

4.2	Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Fault Isolation Manual

Structural Repair Manual

Overhaul/Component Maintenance Manual

Standard Overhaul Practices Manual

Standard Wiring Practices Manual

Non-Destructive Test Manual

Service Bulletins and Index

Corrosion Prevention Manual

Fuel Measuring Stick Calibration Document

Power Plant Buildup Manual

Combined Index

Significant Service Item Summary

All Operators Letters

Structural Item Interim Advisory and Index

Service Letters and Index

Maintenance Tips

Production Management Data Base (PMDB)

Electrical Connectors Options Document

4.3	Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Maintenance Inspection Intervals Report

4.4	Spares.

Illustrated Parts Catalog

Standards Books

4.5	Facilities and Equipment Planning.

Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment Manual

Aircraft Recovery Document

Airplane Characteristics for Airport Planning Document

Aircraft Rescue and Firefighting Document

Engine Handling Document

Configuration, Maintenance and Procedures for ETOPS

ETOPS Guide Vols. I & II

4.6	Supplier Technical Data.

Service Bulletins

Ground Support Equipment Data

Provisioning Information

Component Maintenance/Overhaul Manuals and Index

Publications Index

Product Support Supplier Directory

XIA-PA-03757-CS1		CS1 Page 4
BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03757

XIA-PA-03757-EE1		EE1 Page 1
BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-800 AIRCRAFT

1.	ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 737-700, -800, or -900ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.	ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM's warranty as set forth below (herein referred to as Warranty); subject, however, to Customer's acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM's Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing's extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1          Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2	Patents.

2.2.1       CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer's design or to the aircraft manufacturer's design. As to such product or part, CFM assumes no liability for patent infringement.

XIA-PA-03757-EE1		EE1 Page 2
BOEING PROPRIETARY

2.2.2       CFM's liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3      The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3           Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Customer's initial use of such products.

2.4	Warranty Pass-On.

2.4.1      If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2       Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3       In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5	New Engine Warranty.

2.5.1       CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)           Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)          Such Parts Credit Allowance and Labor Allowance will be: ***

2.5.2       As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at ***

XIA-PA-03757-EE1		EE1 Page 3
BOEING PROPRIETARY

(ii)	Transportation to and from the designated facility shall be at Customer's expense.

2.6           New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1       During the first ***

Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2       CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from ***

at the applicable hours designated in Table 1.

2.7	Ultimate Life Warranty.

2.7.1	CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

2.7.2	CFM will grant a pro rata Parts Credit Allowance decreasing from ***

Flight Hours *** Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than *** Flight Hours or *** Flight Cycles.

2.8	Campaign Change Warranty.

2.8.1       A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	One hundred *** for Parts in inventory or removed from service when new or with two thousand *** Flight Hours or less total Part Time.

XIA-PA-03757-EE1		EE1 Page 4
BOEING PROPRIETARY

(ii)	*** for Parts in inventory or removed from service with over *** Flight Hours since new, regardless of warranty status.

2.8.2     Labor Allowance - CFM will grant *** Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3     Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9          Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM'S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10	Indemnity and Contribution.

2.10.1              IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2 CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS' FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER'S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER'S LIABILITY IS OTHERWISE LIMITED.

XIA-PA-03757-EE1		EE1 Page 5
BOEING PROPRIETARY

TABLE 1

CFM56 WARRANTY PARTS LIST

FLIGHT HOURS

	Flight Hours
	2000	3000	4000	6000	8000	12000
Fan Rotor/Booster
Blades	***
Disk, Drum
Spinner
Fan Frame
Casing
Hub & Struts
Fairings
Splitter (Mid Ring)
Vanes
Engine Mount
No. 1 & No. 2 Bearing Support
Bearings
Shaft
Support (Case)
Inlet Gearbox & No. 3 Bearing
Bearings
Gear
Case
Compressor Rotor
Blades
Disk & Drums
Shaft
Compressor Stator
Casing
Shrouds
Vanes
Variable Stator Actuating Rings
Combustor Diffuser Nozzle (CDN)
Casings
Combustor Liners
Fuel Atomizer
HPT Nozzle
HPT Nozzle Support
HPT Shroud
HPT Rotor
Blades
Disks
Shafts
Retaining Ring
LP Turbine
Casing
Vane Assemblies
Interstage Seals

XIA-PA-03757-EE1		EE1 Page 6
BOEING PROPRIETARY

TABLE 1

CFM56 WARRANTY PARTS LIST

FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Shrouds
Disks
Shaft
Bearings
Blades
Turbine Frame
Casing & Struts
Hub
Sump
Accessory & Transfer Gearboxes
Case
Shafts
Gears
Bearings
Air-Oil Seals
Controls & Accessories
Engine
Condition Monitoring Equipment

XIA-PA-03757-EE1		EE1 Page 7
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

XIAMEN AIRLINES

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03757

XIA-PA-03757-SLP1		SLP1 Page 1

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-800 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03757.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

XIA-PA-03757-SLP1		SLP1 Page 2

BOEING PROPRIETARY

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

XIA-PA-03757-SLP1		SLP1 Page 3

BOEING PROPRIETARY

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

XIA-PA-03757-SLP1		SLP1 Page 4

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

XIA-PA-03757-LA-1207432

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Model Substitution

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer may substitute the purchase of Boeing Model 737-700 or 737-900ER aircraft (Substitute Aircraft) in place of any Aircraft, subject to the following terms and conditions:

1.	Customer’s Written Notice.

Customer shall provide written notice of its intention to substitute the purchase of an Aircraft with the purchase of a Substitute Aircraft

(i)	no later than the first day of the month that is *** months prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a 737-900ER aircraft, or no later than the first day of the month that is *** months prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a 737-700 aircraft, provided that a Substitute Aircraft has not been previously certified and delivered to Customer, or;

(ii)	no later than the first day of the month that is *** months prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a 737-900ER aircraft, or no later than the first day of the month that is *** months prior to the scheduled month of delivery of the Aircraft for which it will be substituted as a 737-700 aircraft, provided that a Substitute Aircraft has been previously certified and delivered to Customer.

2.	Boeing’s Production Capability.

2.1         Customer’s substitution right is conditioned upon Boeing having production capability for the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted. Boeing will use reasonable effort to honor Customer’s request for substitution and provide a written response to Customer’s notice of intent indicating whether or not Boeing’s production capability will support the scheduled delivery month.

XIA-PA-03757-LA-1207432 Aircraft Model Substitution		LA Page 1
BOEING PROPRIETARY

2.2           If Boeing is unable to manufacture the Substitute Aircraft in the same scheduled delivery month as the Aircraft for which it will be substituted, then Boeing shall promptly make a written offer of an alternate delivery month for Customer’s consideration and written acceptance within thirty days of such offer.

2.3           All of Boeing’s quoted delivery positions for Substitute Aircraft shall be considered preliminary until such time as the parties enter into a definitive agreement in accordance with paragraph 4 below.

3.            Auxiliary Fuel Tanks (for 737-900ER Aircraft).

The right to substitute Model 737-900ER aircraft under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks, because such installation may delay delivery of the Aircraft up to two (2) months.

4.            Definitive Agreement.

Customer’s substitution right and Boeing obligation in this Letter Agreement are further conditioned upon Customer and Boeing’s executing a definitive agreement for the purchase of the Substitute Aircraft within thirty (30) days of Customer’s substitution notice to Boeing or of Customer’s acceptance of an alternate delivery month in accordance with paragraph 2 above.

5.            Price and Advance Payments.

5.1           The Airframe Price, Optional Features Price and, if applicable, Engine Price for the Substitute Aircraft will be in *** base year dollar. The escalation indices and methodology used to estimate the Advance Payment Base Price (APBP) will be adjusted to Boeing’s and the engine manufacturer’s then-current provisions for such elements as of the date of execution of the definitive purchase agreement for the Substitute Aircraft.

5.2           If the APBP for any Substitute Aircraft is higher than the APBP of the Aircraft, Customer will pay to Boeing the amount of the difference in Advance Payments within ten (10) business days after execution of the definitive agreement for the Substitute Aircraft. If the APBP of the Substitute Aircraft is lower than the APBP of the Aircraft, Boeing will retain any excess amounts previously paid by Customer until the next payment is due, at which time Customer may reduce the amount of such payment by the amount of the excess. In no case will Boeing refund or pay interest on any excess amounts created by virtue of Customer’s exercise of the rights of substitution described herein.

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03757-LA-1207432 Aircraft Model Substitution		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207432 Aircraft Model Substitution		LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207433

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Payment Matters

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Advance Payment Schedule.

Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer agrees to pay Boeing per the following schedule.

Months Prior to Delivery	Amount Due

At definitive agreement (less deposits received)	***

30 Months	***

27 Months	***

24 Months	***

21 Months	***

18 Months	***

12 Months	***

Total	***

2.            Advance Payments for the Aircraft – Due on the Effective Date of the Purchase Agreement.

It is understood that Customer’s ability to make the initial *** advance payments described in Article 4.2 of the Purchase Agreement may be impacted due to monetary issues, therefore Boeing agrees that such advance payments due on the effective date of the Purchase Agreement, may be deferred without interest until *** business days after the effective date of the Purchase Agreement, by which time Customer will pay all such advance payments as being due on or before that date.

XIA-PA-03757-LA-1207433 Payment Matters		LA Page 1
BOEING PROPRIETARY

3.            Advance Payment Invoices.

For all advance payments due under paragraph 1 above, Boeing will provide invoices to Customer approximately thirty (30) days prior to the due date thereof.

4.            Payment at Aircraft Delivery.

Pursuant to Article 4.4 of the Purchase Agreement, Customer will pay the balance of the Aircraft Price of each Aircraft at delivery. Boeing will provide the invoices for such payment approximately thirty (30) days prior to Aircraft delivery.

5.            Rescheduling of Aircraft.

If Customer does not make all advance payments as specified in paragraph 1 of this Letter Agreement, Boeing may reschedule any or all of the Aircraft at any time as it deems necessary based on Boeing’s production considerations and constraints. Boeing will give Customer ten business *** advance notice of any such Aircraft rescheduling, and will not reschedule such Aircraft if advance payments on all Aircraft are current prior to the expiration of such notification period.

6.            Effect of Aircraft Rescheduling.

If Boeing reschedules any or all of the Aircraft pursuant to the provisions of paragraph 5 above, then Customer and Boeing will complete a Supplemental Agreement to document the revised Aircraft delivery schedules within thirty (30) days after the *** days advance notice is given.

7.            Default Interest.

If Boeing does not reschedule any or all of the Aircraft pursuant to the provisions of paragraph 5 above, and Customer has not brought the advance payments current, Customer agrees to compensate Boeing for the delayed payment of the advance payments. Such compensation will be computed on the unpaid advance payment amount, starting from the eleventh business day after the effective date of the Purchase Agreement, or from the date that any additional advance payments become due, until such date as payments are received by Boeing. The agreed rate of interest shall be ***, plus ***, as published on the first business day of each month in the Wall Street Journal.

8.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

XIA-PA-03757-LA-1207433 Payment Matters		LA Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207433 Payment Matters		LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207434

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Escalation Program

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement, and includes *** and *** , as long as the Aircraft is delivered before the end of June 2019.

2.            Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.            Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-W escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

4.            Greater than *** percent *** Cumulative Annual Escalation.

4.1            If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that exceeds the cumulative annual *** escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall, in Boeing's sole discretion, either:

XIA-PA-03757-LA-1207434		Page 1
Special Escalation Program
BOEING PROPRIETARY

4.1.1            limit the rate of escalation applicable to the Airframe Price and Optional Features Prices for such affected Program Aircraft to *** cumulative annual escalation as set forth in Attachment B; or

4.1.2           offer to Customer a different Escalation Adjustment for the Airframe Price and Optional Features Prices. If Boeing offers a different Escalation Adjustment under this paragraph, and should the parties fail to agree on a mutually acceptable Escalation Adjustment, either party will have the right to terminate the Purchase Agreement for that specific Aircraft.

4.2            If Boeing provides Customer the option described in Article 4.1.2 above, then Customer shall notify Boeing in writing of its election to either accept the new Escalation Adjustment or terminate the Purchase Agreement for that Aircraft within seven (7) days of its receipt of the Escalation Notice from Boeing. If Customer accepts the new Escalation Adjustment for that Aircraft, but the actual escalation factor at delivery of that Aircraft turns out to be equal to or less than *** , then Articles 5.1 and 5.2 below will apply instead of the new Escalation Adjustment for that Aircraft. In the event Customer elects to terminate the Purchase Agreement for the specific Aircraft, then: (i) Boeing will return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Program Aircraft.

4.2.1            Within thirty (30) days of Boeing’s receipt of Customer’s termination notice for any such terminated Program Aircraft under Article 4.2 above, Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such terminated Program Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

4.2.2            Should Customer fail to issue any notice to Boeing in accordance with Article 4.2 above, then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

5.            Equal to or Less than ***           Cumulative Annual Escalation.

If the escalation forecast, as set forth in Article 3, above, projects a cumulative annual escalation factor that is equal to or less than the *** cumulative annual escalation factor, as set forth in Attachment B, for the scheduled delivery month of any Program Aircraft that is scheduled to deliver within the time period applicable to such escalation forecast, as set forth in Attachment A, then such cumulative annual escalation applicable to such Program Aircraft shall be calculated as follows:

5.1            If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate of less than *** cumulative annual escalation as set forth in Attachment B for such Program Aircraft, then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

5.2            If the cumulative annual escalation factor, as determined in accordance with Supplemental Exhibit AE1 at time of delivery of a Program Aircraft, produces an escalation rate equal to or exceeding the *** cumulative annual escalation factor as set forth in Attachment B for such Program Aircraft, then the escalation rate applicable to the Airframe Price and Optional Features Prices for such Program Aircraft shall be the *** cumulative annual escalation as set forth in Attachment B.

XIA-PA-03757-LA-1207434		Page 2
Special Escalation Program
BOEING PROPRIETARY

6.            Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

7.            Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned in whole or in part.

8.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207434		Page 3
Special Escalation Program
BOEING PROPRIETARY

ATTACHMENT A

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Aug. 2014	February 2016 through July 2016	15 Oct. 2014
Feb. 2015	August 2016 through January 2017	15 Apr. 2015
Aug. 2015	February 2017 through July 2017	15 Oct. 2015
Feb. 2016	August 2017 through January 2018	15 Apr. 2016
Aug. 2016	February 2018 through July 2018	15 Oct. 2016
Feb. 2017	August 2018 through January 2019	15 Apr. 2017
Aug. 2017	February 2019 through July 2019	15 Oct. 2017

XIA-PA-03757-LA-1207434		Page 4
Special Escalation Program
BOEING PROPRIETARY

ATTACHMENT B

Escalation Factors - *** Base Year

Month	***	***
Mar-16	***	***
Apr-16	***	***
May-16	***	***
Jun-16	***	***
Jul-16	***	***
Aug-16	***	***
Sep-16	***	***
Oct-16	***	***
Nov-16	***	***
Dec-16	***	***
Jan-17	***	***
Feb-17	***	***
Mar-17	***	***
Apr-17	***	***
May-17	***	***
Jun-17	***	***
Jul-17	***	***
Aug-17	***	***
Sep-17	***	***
Oct-17	***	***
Nov-17	***	***
Dec-17	***	***
Jan-18	***	***
Feb-18	***	***
Mar-18	***	***
Apr-18	***	***
May-18	***	***
Jun-18	***	***
Jul-18	***	***
Aug-18	***	***
Sep-18	***	***
Oct-18	***	***
Nov-18	***	***
Dec-18	***	***
Jan-19	***	***
Feb-19	***	***
Mar-19	***	***
Apr-19	***	***
May-19	***	***
Jun-19	***	***

XIA-PA-03757-LA-1207434		Page 5
Special Escalation Program
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207435

Xiamen Airlines

22 Dailiao Road

Xaimen, Fujian Province, 361006

People’s Republic of China

Subject:	Government Approval Matters

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Government Approval.

Boeing and Customer both acknowledge that it is necessary for Customer to obtain government approval to import the Aircraft into the People’s Republic of China (Government Approval). Customer agrees to use best efforts to obtain Government Approval and notify Boeing promptly in writing as soon as approval has been obtained. In cooperation with Customer, Boeing shall provide reasonable assistance to Customer in preparing informational materials relating to the Purchase Agreement and the Aircraft which Customer advises are reasonably required for the Government Approval process. Customer shall advise Boeing as soon as practical of the specific assistance which Customer plans to request from Boeing.

2.            Flexibility.

Boeing and Customer will work together to ensure the delivery schedule and advance payments as specified in Table 1 and paragraph 1 in Letter Agreement XIA-PA-03757-LA- 1207433 are met. If Boeing has not received written notification from Customer that Government Approval has been obtained *** months prior to Aircraft delivery and Customer is not current with advance payments for all Aircraft per the Purchase Agreement, then Boeing may, after consultation with Customer, take one or more of the actions set forth below for the Aircraft as it deems appropriate based on Boeing’s production considerations and requirements, while expressly reserving all of Boeing’s rights and remedies under law.

2.1.           Reschedule Aircraft. Boeing may reschedule any or all of the Aircraft. Boeing will give Customer *** business days advance notice of any such Aircraft rescheduling, and will not reschedule Aircraft for which Customer is successful in obtaining Government Approval prior to the expiration of such *** business day notification period.

The following terms shall apply to the rescheduled Delivery Period Aircraft.

2.1.1.              The Escalation Adjustment for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

XIA-PA-03757-LA-1207435 Government Approval Matters		LA Page 1
BOEING PROPRIETARY

2.1.2. Advance payments for each such rescheduled Aircraft will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.3. The Advance Payment Base Price will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement. The credit memoranda Boeing provides to the Customer which are noted as “subject to escalation” will be calculated to the revised delivery month in accordance with the provisions of the Purchase Agreement.

2.1.4. As any delivery reschedule contemplated by this Letter Agreement is a direct result of not obtaining Government Approval in a timely fashion, Boeing will retain all advance payments received for a particular Aircraft prior to the reschedule of that Aircraft and apply those payments towards the future advance payments for that same rescheduled Aircraft. In no case will Boeing pay interest on any advance payment amounts or early payment resulting from the reschedule of the relevant Aircraft.

2.2.            Terminate Aircraft. Boeing may terminate the Aircraft by providing Customer with written notice of such termination and shall promptly return to Customer, without interest, an amount equal to all advance payments paid by Customer for the terminated Aircraft.

3.            Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207435 Government Approval Matters		LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207436

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.            Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of *** (collectively the Non-Excusable Delay Payment Period) at a rate of *** per day per Aircraft not to exceed an aggregate sum of *** per Aircraft (Liquidated Damages).

2.            Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of Non-Excusable Delay commencing *** days after the Scheduled Delivery, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the *** rate as published in the Wall Street Journal, US edition, effective the first business day of the calendar quarter and reset each calendar quarter.

Such interest will be calculated on a simple interest basis and paid in full at actual delivery.

XIA-PA-03757-LA-1207436 Liquidated Damages Non-Excusable Delay	LA Page 1
BOEING PROPRIETARY

3.            Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft because of a Non-Excusable Delay unless and until the aggregate duration of the Non-Excusable Delay for such Aircraft exceeds *** days (Non-Excusable Delay Period). After such Non-Excusable Delay Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other.

4.            Termination.

If the Purchase Agreement is terminated with respect to any Aircraft for a Non- Excusable Delay, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer the entire principal amount of the advance payments received by Boeing for such Aircraft.

5.            Exclusive Remedies.

The Liquidated Damages and Interest payable in accordance with paragraphs 1 and 2 of this Letter Agreement, and Customer’s right to terminate pursuant to this Letter Agreement are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.            Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIA-PA-03757-LA-1207436 Liquidated Damages Non-Excusable Delay	LA Page 2
BOEING PROPRIETARY

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207436 Liquidated Damages Non-Excusable Delay	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207437

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreement No. XIA-PA-03757-LA-1207436.

1.            Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

2.            Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer's rights or interpreting or performing Customer's obligations under the Purchase Agreement, subject to such parties' written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank's written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

XIA-PA-03757-LA-1207437 Performance Guarantees	LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207437 Performance Guarantees	LA Page 2
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

MODEL 737-800 WITH WINGLETS PERFORMANCE GUARANTEES

FOR XIAMEN AIRLINES

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER'S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

1            AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 737-800 Aircraft with winglets and a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.

2            FLIGHT PERFORMANCE

2.1         Takeoff

The FAA approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***, at a sea level altitude, and using maximum takeoff thrust, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.2         Landing

The FAA approved landing field length at a gross weight of *** pounds and at a sea level altitude, shall not be more than the following guarantee value:

GUARANTEE:	*** Feet

2.3         Speed

The level flight speed at a gross weight of *** pounds, on an ISA+***°C day, at an altitude of *** feet and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

NOMINAL:	*** KTAS
TOLERANCE:	*** KTAS
GUARANTEE:	*** KTAS

2.4        Cruise Fuel Mileage

The cruise fuel mileage at a gross weight of *** pounds on a standard day, at an altitude of *** feet, at *** Mach number and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

NOMINAL:	*** Nautical Miles/Pound
TOLERANCE:	*** Nautical Miles/Pound
GUARANTEE:	*** Nautical Miles/Pound

2.5         Mission

2.5.1      Mission Payload

The payload for a stage length of *** nautical miles in still air (equivalent to a distance of *** nautical miles with a *** knot headwind, representative of a Xiamen to Harbin route) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

NOMINAL:	*** Pounds
TOLERANCE:	*** Pounds
GUARANTEE:	*** Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Takeoff:	The airport altitude is *** feet.
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft accelerates to *** KCAS while climbing to *** feet above the departure airport altitude and retracting flaps and landing gear.

Climb:	The Aircraft climbs from *** feet above the departure airport altitude to *** feet altitude at *** KCAS.

The Aircraft then accelerates at a rate of climb of *** feet per minute to a climb speed of *** KCAS.

The climb continues at *** KCAS until *** Mach number is reached.

The climb continues at *** Mach number to the initial cruise altitude.

The temperature is ISA+***°C during climb.

Maximum climb thrust is used during climb.

Cruise:	The Aircraft cruises at *** Mach number.

The initial cruise altitude is *** feet.

The temperature is ISA+***°C during cruise.

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

The cruise thrust is not to exceed maximum cruise thrust.

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.

Throughout the descent, the cabin pressure will be controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.

The temperature is ISA+***°C during descent.

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is *** feet.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Standard and Operational Items Allowance (Paragraph 2.5.4): *** Pounds

Taxi-Out: Fuel *** Pounds

Takeoff and Climbout Maneuver: Fuel *** Pounds Distance *** Nautical Miles

Approach and Landing Maneuver: Fuel *** Pounds

Taxi-In (shall be consumed from the reserve fuel): Fuel *** Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** Pounds

For information purposes, the reserve fuel is based on a standard day temperature and a) a missed approach and flight to a *** nautical mile alternate, b) an approach and landing maneuver at the alternate airport, and c) a *** minute hold at *** feet above the alternate airport altitude of *** feet.

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

2.5.2	Manufacturer's Empty Weight Basis

The Manufacturer's Empty Weight (MEW) derived in Paragraph 2.5.3 is the basis for the mission guarantee of Paragraph 2.5.1.

2.5.3	737-800 Weight Summary - Xiamen Airlines

Pounds
Standard Model Specification MEW		***
Configuration Specification D019A001, Rev. N, Dated January 29, 2010
175 Tourist Class Passengers
CFM56-7 Engines
*** Maximum Taxi Weight
***U.S. Gallons ***liters) Fuel Capacity
Changes for Xiamen Airlines
Interior Change to 170 Passengers (8 FC / 162 TC) (Ref: LOPA 378-2556 Rev. F) Boeing Sky Interior		***
*** Maximum Taxi Weight		***
***Maximum Takeoff Weight		***
*** Maximum Landing Weight		***
*** Maximum Zero Fuel Weight	***
Audio Entertainment System	***
Video Entertainment System	***
Extended Operations (ETOPS)	***
Standby Power - 60-Minute Capability	***
Heavy Duty Cargo Compartment Linings/Panels (Fwd and Aft)	***
Centerline Overhead Stowage Compartments (3)	***
Winglets	***
Additional Customer Options	***
Xiamen Airlines Manufacturer's Empty Weight (MEW)		***
Standard and Operational Items Allowance (Paragraph 2.5.4)		***
Xiamen Airlines Operational Empty Weight (OEW)		***

	Quantity	Pounds	Pounds
* Seat Weight Included (Not incl. audio provisions):			***
First Class Double	***	***
Economy Class Triple	***	***
Economy Class Triple w/3 In-Arm Food Trays	***	***

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

2.5.4	Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds
Standard Items Allowance				***
Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Passenger Portable	***	***
Crew Masks and Goggles	***	***
Miscellaneous Equipment			***
Crash Axe	***	***
Megaphones	***	***
Flashlights	***	***
Smoke Hoods	***	***
Galley Structure & Fixed Inserts			***
Operational Items Allowance				***
Crew and Crew Baggage			***
Flight Crew	***	***
Cabin Crew	***	***
Navigation Bags & Manuals		***
Catering Allowance & Removable Inserts			***
First Class	***	***
Tourist Class	***	***
Crew	***	***
Galley Carts: 2 Half Size and 8 Full Size	***	***
Passenger Service Equipment	***		***
Potable Water - 60 USG			***
Waste Tank Disinfectant			***
Emergency Equipment			***
Escape Slides - Forward	***	***
Escape Slides - Aft	***	***
Life Vests - Crew and Passengers	***	***
Life Rafts	***	***
Auto Radio Beacon (ELT)	***	***
Total Standard and Operational Items Allowance				***

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

3	MANUFACTURER'S EMPTY WEIGHT

The Manufacturer's Empty Weight (MEW) is guaranteed not to exceed the value in Section 03-60-00 of Detail Specification D019A001XIA38P-3 plus one and one quarter of one percent.

4	AIRCRAFT CONFIGURATION

4.1	The guarantees contained in this Attachment are based on the Aircraft configuration as defined in the original release of Detail Specification D019A001XIA38P-3 (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the guarantees.

4.2	The guarantee payload of Paragraph 2.5.1 will be adjusted by Boeing for the effect of the following on MEW and the Manufacturer's Empty Weight guarantee of Section 3 will be adjusted by Boeing for the following in its evidence of compliance with the guarantees:

(1)          Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)          The difference between the component weight allowances given in Appendix IV of the Detail Specification and the actual weights.

5	GUARANTEE CONDITIONS

5.1	All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

5.2	The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, the 737-800 Certification Basis regulations specified in the Type Certificate Data Sheet A16WE, Revision 44, dated August 24, 2009.

5.3	In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 5.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

5.4	The takeoff and landing guarantees, and the takeoff portion of the mission guarantee are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, *** mph tires, with Category C brakes and anti-skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal anti-icing and the Auxiliary Power Unit (APU) turned off unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing performance is based on the use of automatic spoilers.

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

5.5	The speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee include allowances for normal power extraction and engine bleed for normal operation of the air conditioning system. Normal electrical power extraction shall be defined as not less than a *** kilowatts total electrical load. Normal operation of the air conditioning system shall be defined as pack switches in the "Auto" position, the temperature control switches in the "Auto" position that results in a nominal cabin temperature of ***°F, and all air conditioning systems operating normally. This operation allows a maximum cabin pressure differential of 8.35 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of *** cubic feet per minute including passenger cabin recirculation (nominal recirculation is *** percent). The APU is turned off unless otherwise specified.

5.6	The speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee are based on an Aircraft center of gravity location, as determined by Boeing, not to be aft of *** percent of the mean aerodynamic chord.

5.7	Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of *** BTU per pound and a fuel density of *** pounds per U.S. gallon.

6	GUARANTEE COMPLIANCE

6.1	Compliance with the guarantees of Sections 2 and 3 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 4 and the guarantee conditions of Section 5.

6.2	Compliance with the takeoff and landing guarantees and the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 737-800.

6.3	Compliance with the speed and cruise fuel mileage guarantees, and the climb, cruise and descent portions of the mission guarantee shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

6.4	The OEW used for compliance with the mission guarantee shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 2.5.4.

6.5	Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the "Weight and Balance Control and Loading Manual - Aircraft Report."

6.6	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

Attachment to Letter Agreement

No. 1207437

CFM56-7B24E Engines

6.7	Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

P.A. No. 3757 AERO-B-BBA4-M12-0164	SS12-0085
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207438

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Significant Aircraft Improvement

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Significant Improvement.

During the delivery stream of the Aircraft Boeing may make, or cause to be made, improvements to the 737 aircraft. These changes may be in the form of a performance improvement package or a transition of Aircraft to the re-engined 737 family of aircraft (Significant Improvement). Boeing may take the following actions with regards to offering the Significant Improvement:

1.1           Boeing will have the right to incorporate the Significant Improvement and update the Performance Guarantees for the affected Aircraft.

1.2           In addition to Article 1.1, Boeing, after good faith discussions with Customer, may elect to revise the commercial terms of the Purchase Agreement. Customer may elect not to accept the revised commercial terms and terminate the Purchase Agreement with respect to the affected Aircraft delivering in *** or later subject to the notice period described in Article 2. If Customer does not accept the revised commercial terms within thirty (30) days of the notice, or such time as may be mutually agreed upon, Boeing will have the right to terminate the Purchase Agreement with respect to the affected Aircraft.

2.	Notice and Purchase Agreement Amendment.

No later than *** months prior to the scheduled delivery of the Aircraft in 2018 or later, Boeing will provide Customer written notice of its intention to incorporate the Significant Improvement. Boeing’s notice will include updated Performance Guarantees reflecting the effects of such Significant Improvement.

2.1          If Boeing provides Customer only notice of the option described in Article 1.1 above, then the notice will constitute an amendment to the Purchase Agreement effective on the date of the notice.

2.2          If Boeing provides Customer notice of the option described in Article 1.2, then the notice will include a proposed amendment to the Purchase Agreement. In the event Boeing or then Boeing will amend the Purchase Agreement to reflect the termination of the affected Aircraft and return to Customer, without interest, all advance payments paid by Customer for the terminated Aircraft,

XIA-PA-03757-LA-1207438 Significant Aircraft Improvement	LA Page 1
BOEING PROPRIETARY

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY
/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	August 8, 2012

XIAMEN AIRLINES
/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207438 Significant Aircraft Improvement	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207439

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Spare Parts Initial Provisioning

Reference:	a) PurchaseAgreement No. 03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

b) Customer Services General Terms Agreement No. 5C (CSGTA) between Boeing and Customer.

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the CSGTA. All capitalized terms used but not defined in this Letter Agreement have the same meaning as in the CSGTA, except for “Aircraft” which will have the meaning as defined in the Purchase Agreement.

In order to define the process by which Boeing and Customer will i) identify those Spare Parts and Standards critical to Customer’s successful introduction of the Aircraft into service and its continued operation, ii) place Orders under the provisions of the CSGTA as supplemented by the provisions of this Letter Agreement for those Spare Parts and Standards, and iii) manage the return of certain of those Spare Parts which Customer does not use, the parties agree as follows.

1.	Definitions.

1.1          Provisioning Data means the documentation provided by Boeing to Customer, including but not limited to the Recommended Spare Parts List (RSPL), identifying all Boeing initial provisioning requirements for the Aircraft.

1.2          Provisioning Items means the Spare Parts and Standards identified by Boeing as initial provisioning requirements in support of the Aircraft, excluding special tools and ground support equipment (GSE), engines and engine parts.

1.3          Provisioning Products Guide means the Boeing Manual D6-81834 entitled “Spares Provisioning Products Guide”.

2.	Phased Provisioning.

2.1          Provisioning Products Guide. Prior to the initial provisioning meeting Boeing will furnish to Customer a copy of the Provisioning Products Guide.

XIA-PA-03757-LA-1207439 Spare Parts Initial Provisioning	LA Page 1
BOEING PROPRIETARY

2.2           Initial Provisioning Meeting. On or about *** months prior to delivery of the first Aircraft the parties will conduct an initial provisioning meeting, as applicable, where the procedures, schedules, and requirements for training will be established to accomplish phased provisioning of Spare Parts and Standards for the Aircraft in accordance with the Provisioning Products Guide. If the lead time from execution of the Purchase Agreement until delivery of the first Aircraft is less than *** months, the initial provisioning meeting will be established as soon as reasonably possible after execution of the Purchase Agreement.

2.3           Provisioning Data. During the initial provisioning meeting Customer will provide to Boeing the operational parameter information described in Chapter 6 of the Provisioning Products Guide. After review and acceptance by Boeing of such Customer information, Boeing will prepare the Provisioning Data. Such Provisioning Data will be furnished to Customer on or about *** days after Boeing finalizes the engineering drawings for the Aircraft. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Customer for initial provisioning of Spare Parts and Standards for the Aircraft. Boeing will furnish to Customer revisions to the Provisioning Data until approximately ***          days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later.

2.4           Buyer Furnished Equipment (BFE) Provisioning Data. Unless otherwise advised by Boeing, Customer will provide or insure its BFE suppliers provide to Boeing the BFE data in scope and format acceptable to Boeing, in accordance with the schedule established during the initial provisioning meeting.

3.           Purchase from Boeing of Spare Parts and Standards as Initial Provisioning for the Aircraft.

3.1           Schedule. In accordance with schedules established during the initial provisioning meeting, Customer may place Orders for Provisioning Items and any GSE, special tools or engine spare parts which Customer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.

3.2           Prices of Initial Provisioning Spare Parts.

3.2.1           Boeing Spare Parts. The Provisioning Data will set forth the prices for those Provisioning Items other than items listed in Article 3.3, below, that are Boeing Spare Parts, and such prices will be firm and remain in effect for *** days from the date the price is first quoted to Customer in the Provisioning Data.

3.2.2           Supplier Spare Parts. Boeing will provide estimated prices in the Provisioning Data for Provisioning Items other than items listed in Article 3.3, below, that are Supplier Spare Parts. The price to Customer for any Supplier Spare Parts that are Provisioning Items or for any items ordered for initial provisioning of GSE, special tools manufactured by suppliers, or engine spare parts will be *** of the supplier's list price for such items.

3.3          QEC Kits, Standards Kits, Raw Material Kits, Bulk Materials Kits and Service Bulletin Kits. In accordance with schedules established during the initial provisioning meeting, Boeing will furnish to Customer a listing of all components which could be included in the quick engine change (QEC) kits, Standards kits, raw material kits, bulk materials kits and service bulletin kits which may be purchased by Customer from Boeing. Customer will select, and provide to Boeing its desired content for the kits. Boeing will furnish to Customer as soon as practicable thereafter a statement setting forth a firm price for such kits. Customer will place Orders with Boeing for the kits in accordance with schedules established during the initial provisioning meeting.

XIA-PA-03757-LA-1207439 Spare Parts Initial Provisioning	LA Page 2
BOEING PROPRIETARY

4.	Delivery.

For Spare Parts and Standards ordered by Customer in accordance with Article 3 of this Letter Agreement, Boeing will, insofar as reasonably possible, deliver to Customer such Spare Parts and Standards on dates reasonably calculated to conform to Customer's anticipated needs in view of the scheduled deliveries of the Aircraft. Customer and Boeing will agree upon the date to begin delivery of the provisioning Spare Parts and Standards ordered in accordance with this Letter Agreement. Where appropriate, Boeing will arrange for shipment of such Spare Parts and Standards which are manufactured by suppliers directly to Customer from the applicable supplier's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts and Standards will be as established at the initial provisioning meeting and thereafter by mutual agreement.

5.	Substitution for Obsolete Spare Parts.

5.1           Obligation to Substitute Pre-Delivery. In the event that, prior to delivery of the first Aircraft, any Spare Part purchased by Customer from Boeing in accordance with this Letter Agreement as initial provisioning for the Aircraft is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part thereof (other than a redesign at Customer's request) Boeing will deliver to Customer at no charge new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and, upon such delivery, Customer will return the obsolete or unusable Spare Parts to Boeing.

5.2           Delivery of Obsolete Spare Parts and Substitutes. Obsolete or unusable Spare Parts returned by Customer pursuant to this Article 5 will be delivered to Boeing at its Seattle Distribution Center or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Customer in accordance with the CSGTA. Boeing will pay the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

6.	Repurchase of Provisioning Items.

6.1           Obligation to Repurchase. During a period commencing *** after delivery of the first Aircraft, and ending *** years after such delivery, Boeing will, upon receipt of Customer's written request and subject to the exceptions in Article 6.2, repurchase unused and undamaged Provisioning Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737-800 aircraft previously purchased by Customer from Boeing and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Customer from Boeing, and (iii) are surplus to Customer's needs.

6.2           Exceptions. Boeing will not be obligated under Article 6.1 to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft, (ii) QEC kits, bulk material kits, raw material kits, service bulletin kits, Standards kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than *** months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of Customer's modification of the Aircraft, and (v) Provisioning Items which become excess as a result of a change in Customer's operating parameters, as provided to Boeing pursuant to the initial provisioning meeting and which were the basis of Boeing's initial provisioning recommendations for the Aircraft.

XIA-PA-03757-LA-1207439 Spare Parts Initial Provisioning	LA Page 3
BOEING PROPRIETARY

6.3           Notification and Format. Customer will notify Boeing, in writing when Customer desires to return Provisioning Items under the provisions of this Article 6. Customer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Customer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Customer and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within *** business days after receipt of Customer's notification, Boeing will advise Customer in writing when Boeing's review of such summary will be completed.

6.4           Review and Acceptance by Boeing. Upon completion of Boeing's review of any detailed summary submitted by Customer pursuant to Article 6.3, Boeing will issue to Customer a Material Return Authorization (MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Article 6. Boeing will advise Customer of the reason that any Provisioning Item included in Customer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing, and Customer will arrange for shipment of such Provisioning Items accordingly.

6.5           Price and Payment. The price of each Provisioning Item repurchased by Boeing pursuant to this Article 6 will be an amount equal to *** of the original invoice price thereof except that the repurchase price of Provisioning Items purchased pursuant to Article 3.2.2 will not include Boeing's *** handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Customer which may be applied against amounts due Boeing for the purchase of Spare Parts or Standards.

6.6           Delivery of Repurchased Provisioning Items. Provisioning Items repurchased by Boeing pursuant to this Article 6 will be delivered to Boeing F.O.B. at its Seattle Distribution Center or such other destination as Boeing may reasonably designate.

7.	Title and Risk of Loss.

Title and risk of loss of any Spare Parts or Standards delivered to Customer by Boeing in accordance with this Letter Agreement will pass from Boeing to Customer in accordance with the applicable provisions of the CSGTA. Title to and risk of loss of any Spare Parts or Standards returned to Boeing by Customer in accordance with this Letter Agreement will pass to Boeing upon delivery of such Spare Parts or Standards to Boeing in accordance with the provisions of Article 5.2 or Article 6.6, herein; as appropriate.

8.	Termination for Excusable Delay.

In the event of termination of the Purchase Agreement pursuant to Article 7 of the AGTA with respect to any Aircraft, such termination will, if Customer so requests by written notice received by Boeing within fifteen (15) days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts or Standards which Customer had ordered pursuant to the provisions of this Letter Agreement as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.

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BOEING PROPRIETARY

9.	Order of Precedence.

In the event of any inconsistency between the terms of this Letter Agreement and the terms of any other provisions of the CSGTA, the terms of this Letter Agreement will control.

Very truly yours,

THE BOEING COMPANY
/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	August 8, 2012

XIAMEN AIRLINES
/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207439 Spare Parts Initial Provisioning	LA Page 5
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207440

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Credit Memoranda.

1.1           Basic Credit Memorandum. At the time of delivery of each 737-800 Aircraft, Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of *** .

1.2           Customer Support Credit Memorandum. Boeing will issue to Customer a customer support credit memorandum (Customer Support Credit Memorandum) in an amount of *** at the time of delivery of each 737-800 Aircraft. This credit memorandum may only be used for the purchase of Boeing goods and services and may not be applied against the Aircraft Price at time of delivery.

1.3           Customer Loyalty Credit Memorandum. In recognition of Customer operating an all Boeing fleet, Boeing will issue to Customer a customer loyalty credit memorandum (Customer Loyalty Credit Memorandum) in an amount of *** at the time of delivery of each 737-800 Aircraft.

1.4           Special Quantity Credit Memorandum. In recognition of Customer’s purchase of forty Aircraft, Boeing will issue to Customer a special quantity credit memorandum (Special Quantity Credit Memorandum) in an amount of *** at the time of delivery of each Aircraft.

1.5           737NG Value Credit Memorandum. To address Customer’s concerns of future pricing of 737NG aircraft, Boeing will issue to Customer a 737NG value credit memorandum (737NG Value Credit Memorandum) at delivery of each 737-800 Aircraft, as scheduled at signing of this Purchase Agreement, as follows:

•          Aircraft delivering in 2016: ***

•          Aircraft delivering in 2017: ***

•          Aircraft delivering in 2018: ***

•          Aircraft delivering in 2019: ***

XIA-PA-03757-LA-1207440 Special Matters	LA Page 1
BOEING PROPRIETARY

2.	Substitution Aircraft.

If Customer elects to substitute into 737-700 high hot aircraft, Customer will receive at least the same deal protection as in Purchase Agreement No. 3217 for the purchase of 737-700 high hot aircraft. Boeing and Customer will discuss in good faith to determine the credit memoranda amount at the time Customer requests to make the substitution.

3.	Purchase Right Aircraft.

If Customer exercises the right to make Purchase Right Aircraft firm 737-800 Aircraft as described in Letter Agreement XIA-PA-03757-LA-1208905, Customer will receive the same deal protection as the firm forty (40) 737-800 Aircraft described in this Letter Agreement, except that Purchase Right Aircraft will use the then-current base year dollar.

4.	Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in paragraphs 1.1 through *** base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to Supplemental Exhibit AE1 of the Purchase Agreement and shall be subject to the same provisions set forth in Letter Agreement XIA-PA-03758-LA- 1207434. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

5.	Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

6.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY
/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	August 8, 2012

XIAMEN AIRLINES
/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207440 Special Matters	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207452

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Clarification and Understanding

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

This Letter Agreement is provided to Customer as clarification and understanding to items in various exhibits and letter agreements in the Purchase Agreement.

1.	Letter Agreement XIA-PA-03757-LA-1207439 “Spare Parts Initial Provisioning”.

Notwithstanding the provisions of paragraph 5, “Substitution for Obsolete Spare Parts”, sub-paragraph 5.2, “Delivery of Obsolete Spare Parts and Substitutes”, Boeing and Customer wish to clarify the understanding of Boeing’s and Customer’s obligations when paying the freight charges for the shipment from Customer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Customer of any such substitute Spare Part.

Boeing and Customer agree that Boeing’s payment of the above freight charges shall include, in addition to the actual shipping costs, any applicable agency fees (freight forwarders), Value Added Taxes (VAT), insurance and customs fees. Customer agrees to provide Boeing with copies of the invoice/billings for the above costs.

2.	Letter Agreement XIA-PA-03757-LA-1207484 “Seller Purchased Equipment”.

The following clarification and understanding are provided to inform Customer about establishment of equipment prices and changes in Boeing’s process of administering SPE:

a.	The following responsibilities expand those in subparagraph 2.1 of the letter agreement:

iv)	Negotiation of pricing is Customer’s responsibility. Boeing will not negotiate pricing for Customer’s selections.

v)	Customer negotiated pricing for miscellaneous emergency equipment and avionics must be separate from the Boeing purchase order process.

vi)	Boeing will place the purchase orders at the Boeing catalog pricing. Customer and supplier(s) will settle the difference between their negotiated pricing and the catalog pricing after the aircraft delivery invoice is received, or as set forth in the agreed upon terms and conditions of the negotiation between Customer and supplier(s).

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BOEING PROPRIETARY

b.	Notwithstanding the provisions of paragraph 6 entitled “Changes” in the letter agreement, Boeing and Customer wish to clarify the understanding of when changes may be made to SPE.

Generally after signing of the letter agreement, changes to SPE may be made until Initial Technical Coordination Meeting (ITCM), or equivalent time frame. After that time, changes to SPE may only be made by and between Boeing and the suppliers, as set forth in paragraph 6.

3.	Letter Agreement XIA-PA-03757-LA-1207436 “Liquidated Damages - Non-Excusable Delay”.

The following clarification and understanding is provided because Customer has very minimal Buyer Furnished Equipment (BFE):

Notwithstanding the provisions of the above noted Letter Agreement, Boeing and Customer wish to further clarify both parties obligations with regard to the disposition of BFE in the event of termination for a Non-Excusable Delay under paragraph 3 “Right of Termination” of the Letter Agreement.

Boeing may elect, by written notice to Customer within thirty (30) days, to purchase from Customer any BFE related to the Aircraft at the invoice prices paid, or contracted to be paid, by Customer. In the event Boeing does not elect to purchase the BFE, Boeing will promptly return the BFE provided by Customer back to the Customer, and will pay for all applicable shipping costs.

4.	Exhibit B “Aircraft Delivery Requirements and Responsibilities”.

a.	Paragraph 1.1 Airworthiness and Registration Documents: Customer has expressed concerns regarding the lead times required for Customer to notify Boeing of registration number, SELCAL codes, etc.. To the extent possible, Boeing will provide reminders to Customer to provide such information, but it is ultimately Customer’s responsibility to provide timely information in support of the contracted delivery month for the Aircraft.

b.	Paragraph 1.2 Certificate of Sanitary Construction. Boeing will provide Certificate of Sanitary Construction to Customer at delivery of each Aircraft, unless Customer provides written notification that says otherwise.

c.	Paragraph 5.5 Electronic Advance Passenger Information System (eAPIS). To the extent possible, Boeing will assist Customer in fulfilling the requirements described in this paragraph 5.5.

5.	Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY
/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:	August 8, 2012

XIAMEN AIRLINES
/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207452 Clarification and Understanding	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207453

Xiamen Airlines
22 Dailiao Road
Xiamen, Fujian Province, 361006
People’s Republic of China

Subject:	Volume Agreement

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Volume Agreement Option.

Boeing and Customer acknowledge that, in the future, Boeing may enter into a purchase agreement with *** , or its successor organization, for model 737-700, 737-800 or 737-900ER aircraft that may otherwise have included Customer’s subject Aircraft (a “Volume Agreement”). If Boeing enters into a firm and unconditional Volume Agreement between the effective date of this Purchase Agreement and *** , or any mutually agreed extension of this date, Boeing will amend Letter Agreements XIA-PA-03757-LA-1207440 and XIA-PA-03757- LA-1207434, if needed, to ensure that Customer will not be disadvantaged on a *** , after adding up all the credit memoranda *** between this Purchase Agreement and the Volume Agreement. No other terms and conditions of the Volume Agreement will apply to this Purchase Agreement.

2.	Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement is considered to be confidential. The parties agree that they will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity except, (1) to those of their respective legal counsel, auditors, accountants, insurance brokers and other advisers who have a need to know the information for purposes of interpreting Customer's rights or interpreting or performing Customer's obligations under the Purchase Agreement, subject to such parties' written agreements that they will treat the information as confidential, (2) to a bank for the sole purpose of financing of the purchase of such Aircraft and subject to such bank's written agreement that it will treat the information as confidential, (3) as required by the rules of any stock market applicable to the parties on condition that the party wishing to make such disclosure shall first use reasonable efforts to seek relief from the risk of disclosure to competitors or others with whom either of the parties has business relations of information which might be detrimental to the interest of either of the parties, or (4) as may be required by applicable law.

XIA-PA-03757-LA-1207453 Volume Agreement	LA Page 1
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207453 Volume Agreement	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207481

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Boeing Purchase of Buyer Furnished Equipment

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer will sell to Boeing the Buyer Furnished Equipment (BFE) listed in the Annex to Exhibit A to this Letter Agreement under the terms and conditions set forth below.

1.           Customer will deliver to Boeing a bill of sale for the BFE conveying good title, free of any encumbrances, in the form of Exhibit A to this Letter Agreement (BFE Bill of Sale) immediately prior to delivery of the Aircraft.

2.           The BFE purchase price will be the amount stated on the BFE Bill of Sale applicable to the Aircraft and will be paid to Customer immediately after receipt by Boeing of the Aircraft Price balance and Aircraft delivery, at which time Boeing will deliver a bill of sale for the BFE to Customer at the time of payment in the form of Exhibit B to this Letter Agreement.

3.           Customer will pay to Boeing the amount of any taxes, duties or other charges of whatever nature imposed by any United States, Federal, State or local taxing authority, or any taxing authority outside the United States required to be paid by Boeing as a result of any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

4.           The purchase price of the Aircraft will be increased by the amount paid by Boeing for the BFE as shown on the applicable BFE Bill of Sale plus any amounts which are identified at the time of Aircraft delivery to be due to Boeing from Customer pursuant to the provisions of paragraph 3, above. The remainder of any charges due Boeing from Customer pursuant to paragraph 3 will be payable to Boeing upon demand.

5.            Customer will indemnify and hold harmless Boeing from and against all claims, suits, actions, liabilities, damages, costs and expenses for any actual or alleged infringement of any patent issued or equivalent right under the laws of any country arising out of or in any way connected with any sale, purchase, use, ownership, delivery, transfer, storage or other activity associated with any of the BFE purchased as part of this Letter Agreement.

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6.          Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including any aircraft, arising out of or in any way connected with the performance by Boeing of services or other obligations under this Letter Agreement and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing.

7.          Boeing makes no warranty other than warranty of such title to the BFE as has been transferred by Customer to Boeing pursuant to this Letter Agreement. The exclusion of liabilities and other provisions of the AGTA are applicable to this Letter Agreement.

8.          For the purposes of this Letter Agreement, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207481 Boeing Purchase of BFE	LA Page 2
BOEING PROPRIETARY

Exhibit A

FULL WARRANTY BILL OF SALE

Xiamen Airlines (Seller) in consideration of the promise of The Boeing Company (Buyer) to pay to Seller                                 U.S. Dollars ($             ) hereby sells to Buyer the goods described in the Schedule of Equipment attached hereto (BFE). Such payment by Buyer will be made immediately after delivery to Seller of and payment for the Aircraft bearing Manufacturer's Serial No.                 on which the BFE is installed.

Seller warrants to Buyer that it has good title to the BFE free and clear of all liens, encumbrances and rights of others; and that it will warrant and defend such title against all claims and demands whatsoever.

This Full Warranty Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A. EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

XIAMEN AIRLINES

By:
Date:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

THE BOEING COMPANY

By:

XIA-PA-03757-LA-1207481 Boeing Purchase of BFE	LA Page 3
BOEING PROPRIETARY

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-800 Aircraft bearing

Manufacturer's Serial No. <MSN>

Document PED

Issued +

Revision of +

XIA-PA-03757-LA-1207481 Boeing Purchase of BFE	LA Page 4
BOEING PROPRIETARY

Exhibit B

BOEING BILL OF SALE

The Boeing Company (Seller) in consideration of the sum of $1.00 and other valuable consideration hereby sells to Xiamen Airlines (Buyer) the goods described in the Schedule of Equipment attached hereto (BFE).

Seller represents and warrants that it has such title to the BFE as was previously transferred to Seller by Buyer and that it hereby conveys such BFE and such title thereto to Buyer.

This Boeing Bill of Sale is delivered by Seller to Buyer in Seattle, Washington, and governed by the law of the State of Washington, U.S.A EXCLUSIVE OF WASHINGTON'S CONFLICTS OF LAWS PRINCIPLES.

THE BOEING COMPANY

By:

Receipt of this Full Warranty Bill of Sale is hereby acknowledged by Buyer by its duly authorized representative.

XIAMEN AIRLINES

By:
Date:

XIA-PA-03757-LA-1207481 Boeing Purchase of BFE	LA Page 5
BOEING PROPRIETARY

SCHEDULE OF EQUIPMENT (BFE)

Applicable to

Model 737-800 Aircraft bearing

Manufacturer's Serial No. <MSN>

Document PED

Issued +

Revision of +

XIA-PA-03757-LA-1207481 Boeing Purchase of BFE	LA Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207482

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Loading of Customer Software
Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2.          For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.          The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.          For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5.          All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i)          Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)         Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

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BOEING PROPRIETARY

(iii)        Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207482 Loading of Customer Software	LA Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207483

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Promotional Support – Follow On Aircraft

Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement for promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.          Definitions.

1.1           Commitment Limit shall have the meaning set forth in Article 2, below.

1.2           Covered Aircraft shall mean those Aircraft identified on Table 1 to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3           Performance Period shall commence as of the signing date of this Letter Agreement and will terminate *** years from the date the first Covered Aircraft is delivered to Customer.

1.4           Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5           Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.          Commitment.

2.1           As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** per Covered Aircraft.

2.2           Notwithstanding anything seemingly to the contrary in this Letter Agreement or in the Purchase Agreement, the terms and conditions set forth in this Letter Agreement shall not become effective unless and until (i) any and all Purchase Agreement contingencies have been removed and (ii) the Purchase Agreement has become a contractually binding agreement between the parties.

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3.          Methods of Performance.

3.1           Subject to the Commitment Limit, Boeing will reimburse Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than *** months after the delivery of the first Covered Aircraft.

3.2          Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above.

3.3          In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to reimburse Customer for such Qualifying Third Party Fees, respectively.

4.          Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.          Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIA-PA-03757-LA-1207483 Promotional Support - Follow On	LA Page 2
BOEING PROPRIETARY

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207483 Promotional Support - Follow On	LA Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1207484

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Seller Purchased Equipment
Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

1.          Price.

1.1Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

1.2Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.          Customer Responsibilities.

Customer is responsible for:

(i)           selecting the SPE suppliers from a list provided by Boeing for the commodities identified on such list and notifying Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement;

(ii)          for in-flight entertainment and cabin communications systems (IFE/CCS), participate with Boeing in meetings with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;

(iii)	for emergency/miscellaneous equipment, providing to Boeing the selected part specification/Customer requirements. Standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery;

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BOEING PROPRIETARY

(iv)         for seats, galleys, galley inserts, and IFE/CCS, negotiating price directly with the suppliers, and entering into direct agreements with the suppliers for product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

3.          Boeing Responsibilities.

Boeing is responsible for:

(i)           placing and managing the purchase orders with the suppliers;

(ii)          coordinating with the suppliers on technical issues;

(iii)         for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;

(iv)         for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;

(v)          ensuring that the delivered SPE complies with the part specification;

(vi)         obtaining certification of the Aircraft with the SPE installed;

(vii)        for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which shall be provided to Customer prior to delivery of the Aircraft.

4.          Supplier Selection For SPE Galleys and Seats.

4.1           In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer's selection of suppliers:

4.1.1    Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than January 5, 2015.

4.1.2    Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than October 27, 2014.

4.1.3    Bidder's List. For information purposes, Boeing will submit to Customer a bidder's list of existing suppliers of seats and galleys one hundred twenty (120) days prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

4.1.4    Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

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4.1.5    Recommended Bidders. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

4.1.6    Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

5.          IFE/CCS Software.

IFE/CCS may contain software of the following two types:

5.1           Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

5.2Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

5.2.1    Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

5.2.2    The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

5.2.3    Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

5.2.4    Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

6.          Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.          Proprietary Rights.

Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

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8.          Remedies.

If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1           delay delivery of the Aircraft;

8.2           deliver the Aircraft without installing the SPE;

8.3           provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

8.4           increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

9.          Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.         Customer's Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

11.         Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

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BOEING PROPRIETARY

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

XIA-PA-03757-LA-1207484 Seller Purchased Equipment	LA Page 5
BOEING PROPRIETARY

Attachment A

1.          Supplier Selection.

Customer will select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	March 2, 2015

Galley Inserts	March 2, 2015

Seats (passenger)	January 2, 2015

Overhead & Audio System	May 1, 2015

In-Seat Video System	January 2, 2015

Miscellaneous Emergency Equipment	March 2, 2015

Cargo Handling Systems*
(Single Aisle Programs only)	May 1, 2015

*For a new certification, supplier requires notification ten (10) months prior to Cargo Handling System on-dock date.

XIA-PA-03757-LA-1207484 Seller Purchased Equipment	LA Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1208905

Xiamen Airlines

22 Dailiao Road

Xaimen, Fujian Province, 361006

People’s Republic of China

Subject:	Right to Purchase Additional Aircraft
Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Right to Purchase Incremental Aircraft.

Subject to the terms and conditions contained herein, in addition to the Aircraft described in Table 1 to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the right to purchase (Purchase Right) ten (10) additional Boeing Model 737-800 aircraft as purchase right aircraft (Purchase Right Aircraft).

2.          Delivery.

The Purchase Right Aircraft are offered subject to available position for delivery during the period July 2, 2014 through June 30, 2019 (Delivery Period).

3.          Configuration.

3.1Subject to the provisions of Article 3.2, below, the configuration for the Purchase Right Aircraft will be the Detail Specification for Model 737-800 aircraft at the revision level in effect at the time of the Notice of Exercise. Such Detail Specification will be revised to include (i) changes applicable to such Detail Specification that are developed by Boeing between the date of the Notice of Exercise (as defined below) and the signing of the Definitive Agreement (as defined below), (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2Boeing reserves the right to configure the Purchase Right Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1.

4.          Price.

4.1           The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for the Purchase Right Aircraft will be determined in accordance with the provisions of the Purchase Agreement using Boeing’s then current prices as of the date of execution of the Definitive Agreement

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4.2           The Airframe Price, Engine Price, if applicable, Optional Features Prices, and Aircraft Basic Price for each of the Purchase Right Aircraft ***.

5.          Payment.

At Definitive Agreement, advance payments will be payable as set forth in paragraph 1 of Letter Agreement XIA-PA-03757-LA-1207433. The remainder of the Aircraft Price for each Purchase Right Aircraft will be paid at the time of delivery. The Advance Payment Base Price used to determine the advance payment amounts will be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

6.          Notice of Exercise and Payment of Deposit.

6.1              Customer may exercise a Purchase Right by giving written notice to Boeing on or before the first day of the month *** months prior to the desired delivery month within the Delivery Period, specifying the desired month(s) of delivery within the Delivery Period (Notice of Exercise). Such Notice of Exercise shall be accompanied by payment, by electronic transfer to the account specified below, of Boeing’s then standard proposal deposit for model 737-800 aircraft (Deposit) for each Purchase Right Aircraft subject to the Notice of Exercise. The Deposit will be applied against the first advance payment due for each such Purchase Right Aircraft.

JPMorgan Chase Bank
SWIFT No. CHASUS33
ABA No. 021000021
Bank Account No. 9101012764

At the time of its receipt of each Notice of Exercise and related Deposit(s), Boeing will advise Customer as to the availability of the delivery month(s) requested.

6.2              If Boeing must make production decisions which would affect the delivery of any or all Purchase Right Aircraft during the Delivery Period, Boeing shall provide written notification to Customer and the Delivery Period shall be adjusted accordingly. If the new Delivery Period begins *** months or less from the date of Boeing’s notification, Customer shall have *** days from the date of Boeing’s notification in which to submit its Notice of Exercise and Deposit for any eligible delivery month(s) that is *** months or less from Boeing’s notification. Upon receipt, Boeing will advise Customer as to the availability of the delivery month(s) requested.

7.           Definitive Agreement.

Following Customer’s exercise of a Purchase Right in accordance with the terms and conditions stated herein and Boeing’s identification of an available delivery position acceptable to Customer, the parties will sign a definitive agreement for the purchase of such Purchase Right Aircraft (Definitive Agreement) within thirty (30) calendar days of such exercise (Purchase Right Exercise). The Definitive Agreement will include the provisions then (Purchase Right Exercise). The Definitive Agreement will include the provisions then contained in the Purchase Agreement as modified to reflect the provisions of this Letter Agreement and any additional mutually agreed terms and conditions.

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8.          General Expiration of Rights.

Each Purchase Right shall expire at the time of execution of the Definitive Agreement for the applicable Purchase Right Aircraft, or, if no such Definitive Agreement is executed, on June 2, 2017.

9.          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

10.         Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

XIA-PA-03757-LA-1208937

Xiamen Airlines

22 Dailiao Road

Xiamen, Fujian Province, 361006

People’s Republic of China

Subject:	Open Configuration Matters
Reference:	Purchase Agreement No. PA-03757 (Purchase Agreement) between The Boeing Company (Boeing) and Xiamen Airlines (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.          Aircraft Configuration.

1.1           Initial Configuration. The initial configuration of Customer's Model 737-85C Aircraft has been defined by Detail Specification D019A001XIA38P-3 as described in Article 1 and Exhibit A of the Purchase Agreement. Final configuration of the Aircraft will be completed as described in this Letter Agreement.

1.2           Final Configuration Schedule. Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then-current Boeing configuration documentation (Final Configuration) in accordance with the following schedule:

1.2.1      No later than twenty four (24) months prior to the first Aircraft's scheduled delivery month, Boeing and Customer will discuss potential optional features.

1.2.2      Within sixty (60) days after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

1.2.3      Customer will then have sixty (60) days to accept or reject the optional features.

2.          Amendment of the Purchase Agreement. Within thirty (30) calendar days following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

2.1           Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

2.2          Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing pursuant to Article 1.2 above (Customer Configuration Changes);

2.3          Revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance resulting from the incorporation of the Customer Configuration Changes;

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2.4           Changes to the Optional Features Prices, Aircraft Basic Price and Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

2.5           Changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for Seller Purchased Equipment (SPE) and the price of the SPE reflected in the Customer Configuration Changes.

3.Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

3.1           Software. Additional provisions relating to software.

3.2           Seller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the Aircraft.

Very truly yours,

THE BOEING COMPANY

/s/ Millie Edmonds
By	Millie Edmonds
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 8, 2012

XIAMEN AIRLINES

/s/ Che Shang Lun
By
Its

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